UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2013 (January 18, 2013)

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road

P.O. Box 2028

Buffalo, New York 14219-0228

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

The Registrant issued the press release attached as Exhibit 99.1 to this report on Form 8-K on January 18, 2013.

The Press Release attached as Exhibit 99.1 announced the pricing, interest and other terms of the Registrant’s proposed private offering of $210 Million in Senior Subordinated Notes.

Exhibit 99.1 is hereby incorporated by reference in this Item 8.01.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired – None

(b)	Pro Forma Financial Information – None

(c)	Exhibits

99.1 – Press Release dated January 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2013

GIBRALTAR INDUSTRIES, INC.

/s/ Henning N. Kornbrekke
Name:	Henning N. Kornbrekke
Title:	President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 18, 2013